SUPPLEMENT DATED AUGUST 8, 2005

TO PROSPECTUSES DATED APRIL 30, 2004
FOR COLUMBIA ALL-STAR FREEDOM NY, COLUMBIA ALL-STAR NY,
COLUMBIA ALL-STAR EXTRA NY, and COLUMBIA ALL-STAR TRADITIONS NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the Liberty S&P 500 Index Fund, Variable Series (the "Fund").

Effective August 22, 2005, SSgA Funds Management, Inc. ("State Street Global Advisers") will no longer sub-advise the Fund. Effective August 22, 2005, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Fund, will run the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities.